Exhibit 99.1

GigCapital2 and Bolder Industries Have Signed an Exclusive Letter of Intent for a Business Combination Planned to be Closed in Early Q1’21

Bolder Industries converts end-of-life tires into sustainable industrial products for large global end markets, making it an environment friendly manufacturer

Bolder has developed the world’s most sustainable replacement for traditional carbon black, a key material used globally in rubber tire production, using the world’s largest recovered carbon black production equipment operating commercially

Proven revolutionary technology delivers extraordinary sustainability benefits, including 98% less water used, 61% less electricity used, and 97% reduced CO2 emissions as compared to the incumbent

Output products have been validated by industry leaders including Ford, Avient, Hexpol Continental, Cooper Standard, GFL Environmental, Nucor and Otter Products

Tony Wibbeler, Founder and CEO of Bolder Industries, and Robert Fenwick-Smith the Executive Chairman of the Board of Bolder Industries will continue to lead the Combined Company

PALO ALTO, Calif. and BOULDER, Colo., October 27, 2020 – GigCapital2, Inc. (NYSE: GIX), a publicly traded special purpose acquisition company, and Waste to Energy Partners LLC (dba Bolder Industries) (“Bolder Industries” or “Bolder” or “the Company”) announced today that they have entered into a non-binding letter of intent (“LOI”) for a business combination. The business combination would result in Bolder Industries becoming a publicly traded company on the New York Stock Exchange. Under the terms of the LOI, GigCapital2 and Bolder would become a combined entity, with Bolder’s existing shareholders rolling over a majority of the equity in the combined public company.

Bolder Industries, a certified B Corporation, innovates sustainable rubber and plastic solutions that address the global waste-tire problem by providing valuable new product outputs from recovered tire materials. The Company’s flagship product, BolderBlack®, is a carbon black alternative that replaces petroleum-derived carbon black as a rubber reinforcing agent and a black pigment in plastics. BolderBlack is produced from 100% post-consumer or post-industrial tires and rubber scrap and is the world’s most sustainable replacement for traditional carbon black, a key material used globally in rubber tire production.

Tony Wibbeler, Founder and Chief Executive Officer of Bolder Industries, commented: “Bolder Industries was founded on our mission to divert materials from landfill, offset greenhouse gas emissions, reduce water and electricity usage and create local jobs. We have now met those goals at scale with our proven tire reuse solution; addressing the growing global waste tire issue at 40 billion pounds per year and the increasing demand for sustainably sourced materials. We have built an incredible foundation based on revolutionary technology, financial strength and a deeply knowledgeable team with significant operational and product development expertise. This combination with GigCapital2 will allow us to further deliver on our mission, accelerate our growth, and deliver significant shareholder value as a public company.”

Dr. Avi Katz, Founder of GigCapital Global and Executive Chairman of GigCapital2, commented: “We incepted GigCapital Global in 2017 as a lead sponsor of technology Private-to-Public Equity (PPE)TM companies, also known as special purpose acquisition companies (SPAC), driven by the purpose of bettering our world and making our planet cleaner and sustainable for generations to come. We are delighted to partner with Bolder Industries on its journey to the public market, as it represents the ultimate ESG investment opportunity with a fully commercial and already proven technology that delivers 97% less CO2 than traditional carbon black, while significantly reducing the amount of rubber tire waste that enters our landfills. Tony, Robert and the Bolder team have established a clear path to industry leadership and a de-risked investment platform. We are incredibly excited about Bolder’s purpose and mission, proven track record and global growth opportunity. We look forward to supporting their transition to a public company and beyond.”

Highlights of the proposed transaction:

•	First mover advantage as the first proven and profitable thermal chemical recovery solution for the waste tire industry, located in Maryville, MO

•	Developed the world’s most sustainable replacement for traditional carbon black (BolderBlack), a key material used globally in plastics, industrial rubber and tire production

•

Dominant market position in recycled carbon black with proven and revolutionary technology that delivers extraordinary sustainability benefits compared to traditional carbon black, including 98% less water used, 61% less electricity used, and 97% reduced CO2 emissions

•	Highly scalable and proprietary process technology that recovers 98% of the tire giving new life to petroleum-based ingredients and steel

•	Revolutionary use of syngas creating performance petrochemical products and sustainably sourced fuels

•	Validated by industry leaders including Ford, Avient, Hexpol Continental, Cooper Standard, GFL Environmental, Nucor and Otter Products

•	$1 Trillion total addressable market selling into large industrial markets, including carbon black, metals and energy

•	Closed loop process that will reuse 86 million rubber tires per year by 2026

•	Waste-to-profits business model leveraging feedstock to achieve 65% EBITDA margins

•	Clear global growth plan with 15 plants by 2026 and path to $530M in revenue and $350M EBITDA by 2026

•

Sustainability projections include water savings equivalent to 70B 12oz. water bottles worth of water, electricity savings equivalent to more than 65,000 homes and CO2 savings compared to more than 450,000 autos on an annual basis by 2026

Details of the proposed transaction:

Under the terms of the LOI, the enterprise value of the combined company is approximately $880 million. GigCapital2 and Bolder will announce additional details regarding the proposed business combination when a definitive agreement is executed, which is expected to occur in the fourth quarter of this year, with a closing anticipated in the early part of the first quarter of 2021.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to board and equity holder approval of all companies, regulatory approvals, and other customary conditions.

About GigCapital Global and GigCapital2, Inc.

GigCapital Global (“GigCapital”) is a Private-to-Public Equity (PPE) technology, media, and telecommunications (TMT) focused investment group led by an affiliated team of technology industry corporate executives and entrepreneurs, and TMT operational and strategic experts in the private and public markets, including substantial, success-proven M&A and IPO activities. The group deploys a unique Mentor-Investor™ methodology to partner with exceptional TMT companies, managed by dedicated and experienced entrepreneurs. The GigCapital Private-to-Public Equity (PPE) companies (also known as blank check companies or Special Purpose Acquisition Companies (SPACs)) offer financial, operational and executive mentoring to U.S. and overseas private, and non-U.S. public companies, in order to accelerate their path from inception and as a privately-held entity into the growth-stage as a publicly traded company in the U.S. The partnership of GigCapital with these companies continues through an organic and roll-up strategy growth post the transition to a public company. GigCapital was launched in 2017 with the vision of becoming the lead franchise in incepting and developing TMT Private-to-Public Equity (PPE) companies. For more information, visit www.gigcapitalglobal.com or https://www.gigcapital2.com/.

GigCapital2, Inc. (NYSE: GIX, GIX.U, GIX.RT, and GIX.WS), is one of GigCapital’s Private-to-Public Equity (PPE) companies.

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, used pursuant to agreement.

About Bolder Industries

Bolder Industries makes the world’s most sustainable plastic and rubber products possible. The company is a pioneer in converting end-of-life tires into a desirable carbon black alternative (BolderBlack®), petrochemicals, steel and power with minimal waste. Its mission is to solve a growing tire-waste problem and increasing demand for sustainably sourced materials simultaneously while reducing greenhouse gas emissions, water consumption, and the use of electricity and creating manufacturing jobs. The passion for the mission has created a series of technological developments and patents focused on the waste tire problem and its custom compounding lab to help customers accelerate time to market. www.bolderindustries.com.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, GigCapital2 will prepare a proxy statement/prospectus (the “GigCapital2 proxy statement/prospectus”) to be filed with the SEC and mailed to GigCapital2’s stockholders. GigCapital2 and Bolder urge investors and other interested persons to read, when available, the GigCapital2 proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read GigCapital2’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “GigCapital2 Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The GigCapital2 proxy statement statement/prospectus, once available, and GigCapital2 Annual Report can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

GigCapital2, Bolder Industries and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital2 stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital2’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 30, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital2’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of GigCapital2’s and Bolder’s participants in the solicitation, which may, in some cases, be different than those of GigCapital2’s and Bolder’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital2 and Bolder may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance including projected financial information (which is not audited or reviewed by auditors) and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital2 and Bolder, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the term sheet, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of GigCapital2 and Bolder or other conditions to closing, including the failure of the stockholders of GigCapital2 to approve the extension of time for GigCapital2 to consummate its initial business combination at the upcoming annual meeting of stockholders of GigCapital2 that GigCapital2 intends to hold; (4) the impact of the COVID-19 pandemic on (x) the parties’ ability to negotiate and consummate the proposed business combination and (y) the business of Bolder and the combined company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the demand for Bolder’s and the combined company’s services together with the possibility that Bolder or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) risks and uncertainties related to Bolder’s business, including, but not limited to, the ability of Bolder to increase sales of its output products in accordance with its plan; and (13) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC by GigCapital2 and (y) other documents filed or to be filed with the SEC by GigCapital2. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital2 and Bolder do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction or the extension of time for GigCapital2 to consummate its initial business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Non-GAAP Financial Metrics

This press release includes non-GAAP financial measures for Bolder which do not conform to SEC Regulation S-X in that it includes financial information (such as EBITDA) not derived in accordance with U.S. generally accepted accounting principles (“GAAP”). The parties believe that the presentation of non-GAAP measures provides information that is useful to investors as it indicates more clearly the ability of Bolder to meet capital expenditure and working capital requirements and provides an additional tool for investors to use in evaluating ongoing operating results and trends. You should review Bolder’s audited and interim financial statements, which will be presented in the GigCapital2 proxy statement/prospectus (defined under Additional Information and Where to Find It), and not rely on any single financial measure to evaluate its business. Other companies may calculate EBITDA and other non-GAAP measures differently, and therefore Bolder’s EBITDA and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Contacts

Bolder Industries

Media:

Cory Ziskind

bolder@icrinc.com

Investors:

Ashish Gupta

bolder@icrinc.com

For GigCapital2, Inc.

Darrow Associates, Inc.

Jim Fanucchi

ir@gigcapitalglobal.com